HATTERAS RAMIUS ADVANTAGE FUND

Supplement dated January 14, 2011
to the Prospectus dated July 16, 2010

This Supplement contains information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.  Capitalized terms used in this Supplement and not otherwise defined shall have the meaning given to them in the Prospectus.

On January 6, 2011, the Board of Trustees (the “Board”) of Hatteras Ramius Advantage Fund (the “Fund”) determined to discontinue investment operations and repurchase all outstanding shares from shareholders (“Shareholders”), as soon as practicable.  This decision was made after careful consideration of the Fund’s asset size and current expenses.  In connection with the pending close and repurchases, effective immediately, the Fund has discontinued accepting orders for the purchase of Fund shares.  The Board of Hatteras Ramius Advantage Institutional Fund (the “Master Fund”), a registered closed-end investment company in which the Fund invests substantially all of its assets, has also determined to discontinue investment operations and repurchase all of its outstanding shares from its shareholders (other than the investment manager of the Master Fund, as described below), as soon as practicable.

The Board has approved two tender offers to Shareholders. The Fund will make an initial tender offer to Shareholders (in an amount up to approximately 50% of the Fund’s net assets) to purchase shares at their net asset value calculated as of March 31, 2011 (the “March Tender”), and will make a final tender offer to Shareholders to purchase all then-outstanding shares of the Fund at their net asset value calculated as of June 30, 2011 (the “June Tender,” and together with the March Tender, the “Tender Offers”).  Hatteras Capital Investment Management, LLC, the investment manager of the Master Fund (“Hatteras”), does not intend to tender all of its shares in the Master Fund and may, despite the fact that the Master Fund will no longer be accepting subscriptions from outside investors, purchase additional shares of the Master Fund, the proceeds of which may be used by the Master Fund (and indirectly by the Fund, through its investment in the Master Fund) to make payments in connection with the Tender Offers.  Following completion of the June Tender, it is anticipated that there will be no Shareholders of the Fund and that Hatteras will be the sole shareholder of the Master Fund, during the completion of the Master Fund’s liquidation.

In approving the Tender Offers in conjunction with the closing of the Fund, the Board determined that the Tender Offers are an appropriate method for the Fund to make cash available to Shareholders.

Prior to the Fund’s purchase of shares pursuant to the Tender Offers, the net proceeds from the Master Fund’s liquidation of portfolio securities will be invested in cash equivalent securities.  During this time, the Master Fund will hold more cash or cash equivalents than normal, which will likely prevent the Fund from meeting its stated investment objective. The Fund will purchase shares in the Tender Offers from its available cash resulting from the Fund’s tender of its shares in the Master Fund.

Please contact Hatteras at (888) 363-2324 for more information.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE